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                                                                   EXHIBIT 10.63



                                             July 1, 1998



Mr. Eric G. Walters
165 Cambridge Turnpike
Concord, MA   01742


                         Re:  Amendment of Employment Agreement
                              ---------------------------------

Dear Eric,

This letter agreement serves to further amend the employment agreement dated as of June 1, 1991, by and between you and PolyMedica Industries, Inc. (the "Company"), as amended by certain letter agreements dated as of December 5, 1991; March 18, 1993; March 31, 1994; April 11, 1995; April 3, 1996; and July 1,
1997 (together, the "Employment Agreement").

         TERM OF EMPLOYMENT. The Employment Period, as defined in Section 2 of the Employment Agreement, is extended to May 31, 2000.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.



                                          Very truly yours,


                                          /s/ Steven J. Lee
                                          ------------------------------------
                                          Steven J. Lee
                                          Chairman and Chief Executive Officer

ACCEPTED AND AGREED TO:



/s/ Eric G. Walters
------------------------------
Eric G. Walters